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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934

                                 March 24, 2000


             -------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                           INTERNATIONAL PAPER COMPANY
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

NEW YORK                             1-3157                     13-0872805
(State of                           (Commission               (IRS Employer
Incorporation)                       File)                Identification Number)

                   Two Manhattanville Road, Purchase, NY 10577
                   -------------------------------------------
                   (Address of Principal executive offices)

                                  914-397-1500
                                  ------------
                                 (Telephone No.)


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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  N/A

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  N/A

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  N/A

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  N/A

ITEM 5.           OTHER EVENTS

                  The Company announced that the acquisition of Shorewood Packaging is closer to completion with the statutory waiting period prescribed by the Canadian Competition Act having expired on March 23, 2000. The Canadian Competition Bureau has advised International Paper that it does not intend to initiate proceedings before the Competition Tribunal regarding the deal.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  N/A

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements:

                  N/A

                  (b)      Pro Forma Financial Information:

                  N/A

                  (c)       Exhibits

                  (99)     Press release dated March 24, 2000.


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ITEM 8.           CHANGES IN FISCAL YEAR

                  N/A

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  INTERNATIONAL PAPER COMPANY

                                  (Registrant)

Date:     March 27, 2000          /s/ CAROL M. SAMALIN
          Purchase, NY            --------------------
                                  Carol M. Samalin
                                  Assistant Secretary